UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 26, 2003

BWAY Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	333-104388	36-3624491
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8607 Roberts Drive, Suite 250
Atlanta, Georgia	30350-2237
(Address of principal executive offices)	(Zip Code)

(770) 645-4800
(Registrant’s telephone number)

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached hereto as Exhibit 99.1 and incorporated by reference herein is BWAY Corporation’s press release dated November 26, 2003, which reports BWAY Corporation’s sales and earnings for the fourth quarter and fiscal year ended September 28, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BWAY CORPORATION

By:	/S/ KEVIN C. KERN

	Name:	Kevin C. Kern
	Title:	Vice President of Administration and Chief Financial Officer

Date: November 26, 2003

EXHIBIT 99.1